SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 13, 2003

                              LIBERATE TECHNOLOGIES
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-26565                  94-3245315
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

2 Circle Star Way, San Carlos, California                       94070-6200
(Address of Principal Executive Offices)                        (Zip Code)

         Company's telephone number, including area code: (650) 701-4000

                                 Not applicable
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 7. Financial Statements and Exhibits

        Exhibit
        Number       Description
        ------       -------------------------------------
        99.1         Press release dated October 13, 2003.

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to "Item 12. Results of Operations and Financial Condition."

On October 13, 2003, Liberate Technologies issued a press release announcing its financial results for the quarter ended August 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LIBERATE TECHNOLOGIES



Date: October 13, 2003                By:    /s/ Gregory S. Wood
                                             ----------------------------------
                                      Name:  Gregory S. Wood
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------------------------------------------------------------
99.1          Press release dated October 13, 2003 announcing financial results of Liberate Technologies for the quarter ended August 31, 2003.